UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2009

FUELCELL ENERGY, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-14204	06-0853042
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Great Pasture Road, Danbury, Connecticut	06813
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 825-6000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 502(b) Resignation of Director

On October 1, 2009, FuelCell Energy, Inc. (the “Company”) was notified that Chistof von Branconi was resigning from his position as a director of the Company, effective immediately. Mr. von Branconi was the representative of Tognum AG (“Tognum”) on the Company’s Board of Directors, and his resignation was in anticipation of the scheduled expiration on December 15, 2009 of the Cell License Agreement between Tognum’s subsidiary MTU Friedrichshafen GmbH and the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

Date: October 7, 2009

By:     /s/ Joseph G. Mahler

Joseph G. Mahler
Senior Vice President, Chief Financial Officer,
Corporate Secretary and Treasurer